Exhibit 10.1

INCREMENTAL AND EXTENSION AGREEMENT, dated as of January 25, 2010 (this “Agreement”), among LPL Investment Holdings, Inc., a Delaware corporation (“Holdings”), LPL Holdings, Inc., a Massachusetts corporation (the “Borrower”), the other Credit Parties signatory hereto (such term and each other capitalized term used, but not defined in this preamble having the meanings provided in the Credit Agreement (as defined below), the Incremental Revolving Credit Commitment Increase Lenders signatory hereto, each 2013 Revolving Credit Lender (as hereinafter defined), Morgan Stanley Senior Funding, Inc. (“MSSF”), as  Administrative Agent, Letter of Credit Issuer and Swingline Lender, and Morgan Stanley & Co. (“MS&Co”), as Collateral Agent.  Capitalized terms used in this Agreement, including in the preamble and recitals hereto, but not defined in this Agreement shall have the meanings provided in the Second Amended and Restated Credit Agreement, dated as of June 18, 2007 (as amended by Amendment No. 1 thereto, dated as of December 9, 2009, and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and of the other Credit Documents, the “Credit Agreement”), among Holdings, the Borrower, the Lenders from time to time party thereto, MSSF, as Administrative Agent, MS&Co, as Collateral Agent, and the other parties thereto.

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested that the Incremental Revolving Credit Commitment Increase Lenders provide aggregate Incremental Revolving Credit Commitment Increases under the Credit Agreement in an aggregate principal amount of at least $50,000,000;

WHEREAS, the Incremental Revolving Credit Commitment Increase Lenders party hereto are willing to provide such Incremental Revolving Credit Commitment Increases to the Borrower pursuant to the terms and subject to the conditions set forth in this Agreement;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested that certain of the terms of (a) the Revolving Credit Loans and Revolving Credit Commitments (in each case, after giving effect to the Incremental Revolving Credit Commitment Increase contemplated by this Agreement) of each Lender that executes and delivers to the Administrative Agent (or its counsel), on or prior to 5:00p.m., New York City time, on January 22, 2010, a signature page to this Agreement (each such Lender with respect to the amount of such Lender’s 2013 Revolving Credit Commitment set forth on such Lender’s signature page to this Agreement being referred to as a “2013 Revolving Credit Lender”; and each Lender with a Revolving Credit Commitment that does not so execute, together with each Lender that does so execute but only with respect to the amount of such Lender’s 2011 Revolving Credit Commitment set forth on such Lender’s signature page to this Agreement being referred to as a “2011 Revolving Credit Lender”) and (b) the Letter of Credit Commitment and Swingline Commitment, be modified as set forth in this Agreement;

WHEREAS, the 2013 Revolving Credit Lenders are willing to agree to the modifications to their Revolving Credit Loans and Revolving Credit Commitments on the terms and subject to the conditions set forth in this Agreement and the Letter of Issuer and Swingline Lender are willing to agree to the modifications of the Letter of Credit Commitment and Swingline Commitment, respectively, on the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1               Incremental Revolving Credit Commitment Increase.

Subject to the terms and conditions set forth herein and in the Credit Agreement, as of the 2010 Revolving Credit Increase Effective Date (as defined in Section 6 of this Agreement), each Incremental Revolving Credit Commitment Increase Lender providing an Incremental Revolving Credit Commitment Increase hereunder agrees to increase the amount of its Revolving Credit Commitment such that, after giving effect to such Incremental Revolving Credit Increase, the amounts set forth opposite such Lender’s name on Schedule A to this Agreement shall be such Lender’s new Revolving Credit Commitment, and that such Schedule A shall be deemed to amend Schedule 1.1(b) to the Credit Agreement for all purposes of the Credit Documents (all of the foregoing actions described in this Section 1 collectively being the “2010 Revolving Credit Increase”).  It is agreed that (i) this Agreement shall be deemed to be an Incremental Agreement under and as defined in Section 2.14(e) of the Credit Agreement, (ii) as of the 2010 Revolving Credit Increase Effective Date, the commitments of each Incremental Revolving Credit Commitment Increase Lender signatory hereto pursuant to the 2010 Revolving Credit Increase shall be deemed to be “Revolving Credit Commitments” for all purposes of the Credit Documents and (iii) the Incremental Revolving Credit Increase provisions of Section 2.14(f) shall be effected.

Section 2               Revolving Credit Loans and Revolving Credit Commitments.

(a)  Immediately after the 2010 Revolving Credit Increase Effective Date, but subject to the terms and conditions set forth in this Agreement and in the Credit Agreement, as of the 2010 Revolving Credit Extension Effective Date (as defined in Section 7 of this Agreement), each 2013 Revolving Credit Lender agrees that (i) (x) its Revolving Credit Loans and Revolving Credit Commitments will, to the extent of its 2013 Revolving Credit Commitment set forth on its signature page hereto, be exchanged to become 2013 Revolving Credit Loans and 2013 Revolving Credit Commitments, respectively, pursuant to the provisions of Section 2.15 and Section 4.2(a) of the Credit Agreement and (y) the remainder of its Revolving Credit Loans and Revolving Credit Commitments will, to the extent of its 2011 Revolving Credit Commitment set forth on its signature page hereto, remain outstanding as 2011 Revolving Credit Loans and Revolving Credit Commitments, respectively, on the same terms as in existence prior to the 2010 Revolving Credit Increase Effective Date and (ii) the Revolving Credit Loans and Revolving Credit Commitments of each 2011 Revolving Credit Lender that is not party hereto shall remain outstanding as 2011 Revolving Credit Loans and 2011 Revolving Credit Commitments on the same terms as in existence prior to the 2010 Revolving Credit Increase Effective Date (the actions described in clause (i)(x) above being the “2010 Revolving Credit Extension”).  Any Interest Periods and Eurodollar Rates in effect for the Revolving Credit Loans immediately prior to the 2010 Revolving Credit Extension Effective Date shall remain in effect for the 2011 Revolving Credit Loans and 2013 Revolving Credit Loans resulting from the effectiveness of this Agreement on the 2010 Revolving Credit Extension Effective Date, notwithstanding that the Applicable ABR Margin, the Applicable Eurodollar Margin and commitment fee rates will change as of, and with effect from and after, the 2010 Revolving Credit Extension Effective Date solely with respect to the 2013 Revolving Credit Loans and the 2013 Revolving Credit Commitments.  It is agreed that this Agreement shall be deemed to be an Extension Agreement under and as defined in Section 2.15(c) of the Credit Agreement, that the 2011 Revolving Credit Commitments shall be deemed to be “Existing Revolving Credit Commitments”, the 2011 Revolving Credit Loans shall be deemed to be “Existing Revolving Credit Loans”, the 2013 Revolving Credit Commitments shall be deemed to be “Extended Revolving Commitments”, the 2013 Revolving Credit Loans shall be deemed to be “Extended Revolving Credit Loans”, the 2013 Revolving Credit Facility shall be deemed to be an “Extended Revolving Credit Facility” and the 2013 Revolving Credit Lenders shall be deemed to be “Extending Lenders”, in each case under and as defined in Section 2.15 of the Credit Agreement.

(b)  Immediately after the 2010 Revolving Credit Increase Effective Date, but subject to the terms and conditions set forth in this Agreement and in the Credit Agreement, as of the 2010 Revolving Credit Extension Effective Date, each of the Letter of Credit Issuer and the Swingline Lender agrees to each of the amendments to the Credit Agreement set forth in this Agreement and affecting, with respect to the Letter of Credit Issuer, the Letter of Credit Commitment and the terms and conditions of Section 3 of the Credit Agreement and, with respect to the Swingline Lender, the Swingline Commitment and the terms and conditions of Credit Agreement related thereto.

Section 3                Amendments.

(a)           Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“2010 Revolving Credit Extension” shall have the meaning provided in Section 2 of the Incremental and Extension Agreement.

“2010 Revolving Credit Extension Effective Date” shall have the meaning provided in Section 7 of the Incremental and Extension Agreement.

“2010 Revolving Credit Increase” shall have the meaning provided in Section 1 of the Incremental and Extension Agreement.

“2010 Revolving Credit Increase Effective Date” shall have the meaning provided in Section 6 of the Incremental and Extension Agreement.

“2011 Final Date” shall mean, with respect to 2011 Revolving Credit Commitments, the date on which the 2011 Revolving Credit Commitments shall have terminated, no 2011 Revolving Credit Loans shall be outstanding and the 2011 Revolving Credit Lenders shall have no more Letter of Credit Exposure with respect to their 2011 Revolving Credit Commitments and 2011 Revolving Credit Loans;

“2011 Revolving Credit Commitment” shall mean, (a) with respect to each 2011 Revolving Credit Lender on the 2010 Revolving Credit Extension Effective Date which does not execute the Incremental and Extension Agreement, the amount of the Revolving Credit Commitment of such 2011 Revolving Credit Lender which shall terminate on the 2011 Revolving Credit Maturity Date, as such Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof, (b) with respect to each 2011 Revolving Credit Lender on the 2010 Revolving Credit Extension Effective Date which does execute the Incremental and Extension Agreement, the amount of such Lender’s 2011 Revolving Credit Commitment set forth on such Lender’s signature page to the Incremental and Extension Agreement, as such Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof, (c) in the case of any Lender that receives an assignment of any portion of a 2011 Revolving Credit Commitment that was held by a 2011 Revolving Credit Lender on the 2010 Revolving Credit Extension Effective Date, the amount specified as such Lender’s “Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total 2011 Revolving Credit Commitment, as such Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof and (d) in the case of any 2011 Revolving Credit Lender that increases its 2011 Revolving Credit Commitment or becomes an Incremental Revolving Credit Commitment Increase Lender with respect to its 2011 Revolving Credit Commitment, in each case pursuant to Section 2.14, the amount specified in the applicable Incremental Agreement, as such Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof.

“2011 Revolving Credit Commitment Percentage” shall mean at any time, for each 2011 Revolving Credit Lender, the percentage obtained by dividing (a) such Lender’s 2011 Revolving Credit Commitment at such time by (b) the aggregate amount of the 2011 Revolving Credit Commitments at such time; provided that at any time when the Total 2011 Revolving Credit Commitment shall have been terminated, each Lender’s 2011 Revolving Credit Commitment Percentage shall be its 2011 Revolving Credit Commitment Percentage as in effect immediately prior to such termination.

“2011 Revolving Credit Facility” shall mean the revolving credit facility represented by the 2011 Revolving Credit Commitments.

“2011 Revolving Credit Lender” shall have the meaning provided in the recitals to the Incremental and Extension Agreement.

“2011 Revolving Credit Loan” shall mean Revolving Credit Loans made by any 2011 Revolving Credit Lenders pursuant to its 2011 Revolving Credit Commitment.

“2011 Revolving Credit Maturity Date” shall mean December 28, 2011.

“2013 Final Date” shall mean, with respect to 2013 Revolving Credit Commitments and Letters of Credit, the date on which the 2013 Revolving Credit Commitments shall have terminated, no 2013 Revolving Credit Loans shall be outstanding and the 2013 Revolving Credit Lenders shall have no more Letter of Credit Exposure.

“2013 Revolving Credit Commitment” shall mean, (a) with respect to each 2013 Revolving Credit Lender on the 2010 Revolving Credit Extension Effective Date, the amount set forth on such Lender’s signature page to the Incremental and Extension Agreement, as such Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof, (b) in the case of any Lender that receives an assignment of any portion of a 2013 Revolving Credit Commitment that was held by a 2013 Revolving Credit Lender on the 2010 Revolving Credit Extension Effective Date, the amount specified as such Lender’s “Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total 2013 Revolving Credit Commitment, as such Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof and (c) in the case of any 2013 Revolving Credit Lender that increases its 2013 Revolving Credit Commitment or becomes an Incremental Revolving Credit Commitment Increase Lender with respect to its 2013 Revolving Credit Commitment, in each case pursuant to Section 2.14, the amount specified in the applicable Incremental Agreement, as such Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof.

“2013 Revolving Credit Commitment Percentage” shall mean at any time, for each 2013 Revolving Credit Lender, the percentage obtained by dividing (a) such Lender’s 2013 Revolving Credit Commitment at such time by (b) the aggregate amount of the 2013 Revolving Credit Commitments at such time; provided that at any time when the Total 2013 Revolving Credit Commitment shall have been terminated, each Lender’s 2013 Revolving Credit Commitment Percentage shall be its 2013 Revolving Credit Commitment Percentage as in effect immediately prior to such termination.

“2013 Revolving Credit Facility” shall mean the revolving credit facility represented by the 2013 Revolving Credit Commitments.

“2013 Revolving Credit Lender” shall have the meaning provided in the recitals to the Incremental and Extension Agreement.

“2013 Revolving Credit Loan” shall mean Revolving Credit Loans made by any 2013 Revolving Credit Lenders pursuant to its 2013 Revolving Credit Commitment.

“2013 Revolving Credit Maturity Date” shall mean June 28, 2013.

“Incremental and Extension Agreement” shall mean the Incremental and Extension Agreement, dated as of January 25, 2010, among Holdings, the Borrower, the other Credit Parties signatory thereto, the Incremental Revolving Credit Commitment Increase Lenders signatory thereto, the 2013 Revolving Credit Lenders signatory thereto, the Administrative Agent, the Letter of Credit Issuer, the Swingline Lender and the Collateral Agent.

“Total 2011 Revolving Credit Commitment” shall mean, on any date, the sum of the 2011 Revolving Credit Commitments on such date of all 2011 Revolving Credit Lenders.

“Total 2013 Revolving Credit Commitment” shall mean, on any date, the sum of the 2013 Revolving Credit Commitments on such date of all 2013 Revolving Credit Lenders.

(b)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Applicable ABR Margin” contained therein and replacing it with the following:

““Applicable ABR Margin” shall mean, at any date, (a) with respect to the Tranche D Term Loans, (i) during any period in which the Borrower’s corporate family rating by Moody’s is B2 or less, 1.25% per annum, (ii) during any period in which the Borrower’s corporate family rating by Moody’s is Ba3 or better, 0.75% per annum, and (iii) during all other periods, 1.00% per annum, (b) with respect to 2011 Revolving Credit Loans (and, for each day prior to the 2010 Revolving Credit Increase Effective Date, the 2013 Revolving Credit Loans and the Swingline Loans), 1.00% per annum, (c) with respect to 2013 Revolving Credit Loans and Swingline Loans, 2.50% per annum.  Changes in the Applicable ABR Margin resulting from changes in ratings from Moody’s shall become effective on the date such rating shall have changed.”

(c)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Eurodollar Margin” contained therein and replacing it with the following:

““Applicable Eurodollar Margin” shall mean, at any date, (a) with respect to the Tranche D Term Loans, (i) during any period in which the Borrower’s corporate family rating by Moody’s is B2 or less, 2.25% per annum, (ii) during any period in which the Borrower’s corporate family rating by Moody’s is Ba3 or better, 1.75% per annum, and (iii) during all other periods, 2.00% per annum, (b) with respect to 2011 Revolving Credit Loans (and, for each day prior to the 2010 Revolving Credit Increase Effective Date, the 2013 Revolving Credit Loans), 2.00% per annum and (c) with respect to 2013 Revolving Credit Loans, 3.50% per annum.  Changes in the Applicable Eurodollar Margin resulting from changes in ratings from Moody’s shall become effective on the date such rating shall have changed.”

(d)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Class” contained therein and replacing it with the following:

““Class”, when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are 2011 Revolving Credit Loans, 2013 Revolving Credit Loans, Tranche D Term Loans, Incremental Term Loans, Extended Term Loans (of the same Extension Series), Extended Revolving Credit Loans (of the same Extension Series) other than 2013 Revolving Credit Loans, Additional/Replacement Revolving Credit Loans (made pursuant to the same tranche) or Swingline Loans and, when used in reference to any Commitment, refers to whether such

Commitment is a 2011 Revolving Credit Commitment, a 2013 Revolving Credit Commitment, a Tranche D Term Loan Commitment, an Incremental Term Loan Commitment, an Extended Revolving Credit Commitment (of the same Extension Series) other than 2013 Revolving Credit Commitments, an Additional/Replacement Revolving Credit Commitment (made pursuant to the same tranche) or a Swingline Commitment.”

(e)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Credit Facility” contained therein and replacing it with the following:

““Credit Facility” shall mean any of the Tranche D Term Loan Facility, any Incremental Term Loan Facility, any Extended Term Loan Facility, the 2011 Revolving Credit Facility, the 2013 Revolving Credit Facility, any Extended Revolving Credit Facility other than the 2013 Revolving Credit Facility and any Additional/Replacement Revolving Credit Facility.

(f)            Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Final Date” contained therein and replacing it with the following:

““Final Date” shall mean, in respect of the 2011 Revolving Credit Commitments, the 2011 Final Date and, in respect of the 2013 Revolving Credit Commitments, the 2013 Final Date.”

(g)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Mandatory Borrowing” contained therein and replacing it with the following:

““Mandatory Borrowing” shall have the meaning provided in Section 2.1(e).”

(h)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” contained therein and replacing it with the following:

““Maturity Date” shall mean the Tranche D Term Loan Maturity Date, the 2011 Revolving Credit Maturity Date, the 2013 Revolving Credit Maturity Date, any maturity date related to any tranche of Additional/Replacement Revolving Credit Commitments, any Incremental Term Loan Maturity Date, any maturity date related to any Extension Series of Extended Term Loans and any  maturity date related to any Extension Series of Extended Revolving Credit Commitments other than 2013 Revolving Credit Commitments.”

(i)            Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Revolving Credit Commitment” contained therein and replacing it with the following:

““Revolving Credit Commitment” shall mean, (a) with respect to each Lender that is a Lender prior to the 2010 Revolving Credit Increase Effective Date, the “Revolving Credit Commitments” as defined in the Credit Agreement as in effect at any time prior to such date, (b) with respect to each Lender that is a Lender on and after the 2010 Revolving Credit Increase Effective Date but prior to the 2010 Revolving Credit

Extension Effective Date, the amount set forth opposite each Lender’s name on Schedule A to the Incremental and Extension Agreement as such Lender’s “Revolving Credit Commitment” and (c) with respect to each Lender that is a Lender on and after the 2010 Revolving Credit Extension Effective Date, the sum of such Lender’s 2011 Revolving Credit Commitments and 2013 Revolving Credit Commitments.  The aggregate amount of Revolving Credit Commitments in effect prior to the 2010 Revolving Credit Increase Effective Date is $100,000,000.  The aggregate amount of the Revolving Credit Commitments in effect on the 2010 Revolving Credit Increase Effective Date is $218,212,250.”

(j)            Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Revolving Credit Facility” contained therein and replacing it with the following:

““Revolving Credit Facility” shall mean the collective reference to the 2011 Revolving Credit Facility and 2013 Revolving Credit Facility.”

(k)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Revolving Credit Loan” contained therein and replacing it with the following:

““Revolving Credit Loan” shall have the meaning provided in Section 2.1(c), and shall include 2011 Revolving Credit Loans and/or 2013 Revolving Credit Loans, as applicable.”

(l)            Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Revolving Credit Maturity Date” in its entirety.

(m)          Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Swingline Loan” contained therein and replacing it with the following:

““Swingline Loan” shall have the meaning provided in Section 2.1(d).”

(n)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Swingline Maturity Date” contained therein and replacing it with the following:

““Swingline Maturity Date” shall mean, with respect to any Swingline Loan, the date that is five Business Days prior to the 2013 Revolving Credit Maturity Date.

(o)           Section 2.1(b) of the Credit Agreement is hereby replaced in its entirety as follows:

“Subject to and upon the terms and conditions herein set forth including Section 2.4(d), each Lender having a Revolving Credit Commitment severally agrees to make a loan or loans (each, a “Revolving Credit Loan”) to the Borrower, which Revolving Credit Loans (i) shall not exceed, for any such Lender, the Revolving Credit Commitment of such Lender, (ii) shall not, after giving effect thereto and to the application of the proceeds thereof, result in such Lender’s Revolving Credit Exposure at such time exceeding such Lender’s Revolving Credit Commitment at such time, (iii) shall not, after giving effect thereto and to the application of the proceeds thereof, at any time result in the aggregate amount of all Lenders’ Revolving Credit Exposures plus the aggregate principal amount outstanding of all Swingline Loans at such time exceeding the Total Revolving Credit Commitment then in effect, (iv) shall be made at any time and from time to time after the Closing Date and, in the case of Lenders with 2011 Revolving Credit Commitments, prior to the 2011 Revolving Credit Maturity Date and, in the case of Lenders with 2013 Revolving Credit Commitments, prior to the 2013 Revolving Credit Maturity Date, (v) may at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; provided that all Revolving Credit Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Revolving Credit Loans of the same Type and (vi) may be repaid and reborrowed in accordance with the provisions hereof.  With respect to 2011 Revolving Credit Lenders, on the 2011 Revolving Credit Maturity Date, all outstanding 2011 Revolving Credit Loans shall be repaid in full.  With respect to 2013 Revolving Credit Lenders, on the 2013 Revolving Credit Maturity Date, all outstanding 2013 Revolving Credit Loans shall be repaid in full.  For the avoidance of doubt, prior to the 2011 Revolving Credit Maturity Date, all borrowings of Revolving Credit Loans under this Section 2.1(b) shall be made by each Lender with a Revolving Credit Commitment pro rata based on each such Lender’s Revolving Credit Commitment Percentage without regard to the Class of the Revolving Credit Commitments held by such Lender.  For the avoidance of doubt, commencing on the 2010 Revolving Credit Extension Effective Date, (i) each 2013 Revolving Credit Loan and each 2013 Revolving Credit Commitment of a 2013 Revolving Credit Lender shall be treated for all purposes of this Credit Agreement as a 2013 Revolving Credit Loan and a 2013 Revolving Credit Commitment, respectively, and (ii) each 2011 Revolving Credit Loan and each 2011 Revolving Credit Commitment of a 2011 Revolving Credit Lender shall be treated for all purposes of this Credit Agreement as a 2011 Revolving Credit Loan and a 2011 Revolving Credit Commitment, respectively.”

(p)           Section 2.1(d) of the Credit Agreement is hereby amended by (A) deleting the “(i)” at the beginning thereof and (B) deleting the reference to “Section 2.1(e)(ii)” therein and substituting therefor “Section 2.1(e)”.

(q)           Section 2.1(e) of the Credit Agreement is hereby replaced in its entirety as follows:

“(e) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the Lenders with Revolving Credit Commitments, with a copy to the Borrower, that all then-outstanding Swingline Loans shall be funded with a Borrowing of Revolving Credit Loans, in which case Revolving Credit Loans constituting ABR Loans (each such Borrowing, a “Mandatory Borrowing”) shall be made on the immediately succeeding Business Day by all Lenders with Revolving Credit Commitments pro rata based on each such Lender’s Revolving Credit Commitment Percentage (regardless of the Class of Revolving Credit Commitments held by such Lender), and the proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans.  Each Lender with a Revolving Credit Commitment hereby irrevocably agrees to make such Revolving Credit

Loans upon one Business Day’s notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified to it in writing by the Swingline Lender notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum amount for each Borrowing specified in Section 2.2, (ii) whether any conditions specified in Section 7 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such Mandatory Borrowing or (v) any reduction in the Total Commitment after any such Swingline Loans were made.  In the event that, in the sole judgment of the Swingline Lender, any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the Borrower), each Lender with a Revolving Credit Commitment hereby agrees that it shall forthwith purchase from the Swingline Lender (without recourse or warranty) such participation of the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon their respective Revolving Credit Commitment Percentages (regardless of the Class of Revolving Credit Commitments held by such Lender); provided that all principal and interest payable on such Swingline Loans shall be for the account of the Swingline Lender until the date the respective participation is purchased and, to the extent attributable to the purchased participation, shall be payable to the Lender purchasing same from and after such date of purchase.  On the Final Date for any Class of Revolving Credit Commitments, such participations of the Revolving Credit Lenders under and in respect of such Class shall be automatically reallocated to the remaining Revolving Credit Lenders pro rata based on such Lender’s Revolving Credit Commitment Percentage after giving effect to such Final Date.”

(r)            Section 2.3(d) of the Credit Agreement is hereby replaced in its entirety as follows:

“(d)  Mandatory Borrowings shall be made upon the notice specified in Section 2.1(e), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in such Section.”

(s)           Section 2.4(a) of the Credit Agreement is hereby replaced in its entirety as follows:

“(a)  No later than 2:00 p.m. (New York time) on the date specified in each Notice of Borrowing (including Mandatory Borrowings), each Lender will make available its pro rata portion, if any, of each Borrowing requested to be made on such date in the manner provided below; provided, that all Swingline Loans shall be made available in the full amount thereof by the Swingline Lender no later than 3:00 p.m. (New York time) on the date requested; provided, further, that, for the avoidance of doubt, prior to the 2011 Final Date, all borrowings of Revolving Credit Loans hereunder shall be made by each Lender with a Revolving Credit Commitment pro rata based on each such Lender’s Revolving Credit Commitment Percentage without regard to the Class of the Revolving Credit Commitments held by such Lender.”

(t)            Clause (ii) of the last sentence of Section 2.4(b) of the Credit Agreement is hereby replaced in its entirety as follows:

“(ii) if paid by the Borrower, the then-applicable rate of interest or fees, calculated in accordance with Section 2.8, for the Loans of the applicable Class.”

(u)           Section 2.5(a) of the Credit Agreement is hereby replaced in its entirety as follows:

“The Borrower shall repay to the Administrative Agent, for the benefit of the applicable Lenders, (i) on the Tranche D Term Loan Maturity Date, all then outstanding Tranche D Term Loans, (ii) on the relevant maturity date for any tranche of Incremental Term Loans, all then outstanding Incremental Term Loans of such tranche, (iii) on the 2011 Revolving Credit Maturity Date, all then outstanding 2011 Revolving Credit Loans, (iv) on the 2013 Revolving Credit Maturity Date, all then outstanding 2013 Revolving Credit Loans, (v) on the relevant maturity date for any tranche of Additional/Replacement Revolving Credit Commitments, all then outstanding Additional/Replacement Revolving Credit Loans, (vi) on the relevant maturity date for any Extension Series of Extended Term Loans, all then outstanding Extended Term Loans of such Extension Series, (vii) on the relevant maturity date for any other Extension Series of Extended Revolving Credit Commitments, all then outstanding Extended Revolving Credit Loans of such Extension Series and (viii) on the Swingline Maturity Date, all then outstanding Swingline Loans.”

(v)           Section 2.5(e) of the Credit Agreement is hereby replaced in its entirety as follows:

“(e) The Administrative Agent shall maintain the Register pursuant to Section 13.6(b), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder, whether such Loan is a Tranche D Term Loan, an Incremental Term Loan (and the relevant tranche thereof), a 2011 Revolving Credit Loan, a 2013 Revolving Credit Loan, an Additional/Replacement Revolving Credit Loan, an Extended Term Loan, an Extended Revolving Credit Loan other than 2013 Revolving Credit Loans or Swingline Loan, as applicable, the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender or the Swingline Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.”

(w)          The second sentence of Section 2.7 of the Credit Agreement is hereby replaced in its entirety as follows:

“Each Borrowing of Revolving Credit Loans under this Agreement shall be granted by the Lenders pro rata on the basis of their then-applicable Revolving Credit Commitments without regard to the Class of the Revolving Credit Commitments held by such Lender.”

(x)            Section 2.14 of the Credit Agreement is hereby amended by deleting each instance of “Revolving Credit Maturity Date” therein and substituting therefor “2013 Revolving Credit Maturity Date”.

(y)           Section 3.1(a) of the Credit Agreement is hereby amended by deleting each instance of “Revolving Credit Maturity Date” therein and substituting therefor “2013 Revolving Credit Maturity Date”.

(z)            Section 3.3(a) of the Credit Agreement is hereby replaced in its entirety as follows:

“(a) Immediately upon the issuance by the Letter of Credit Issuer of any Letter of Credit, the Letter of Credit Issuer shall be deemed to have sold and transferred to each other Lender that has a Revolving Credit Commitment (each such other Lender, in its capacity under this Section 3.3(a), a “Letter of Credit Participant”), and each such Letter of Credit Participant shall be deemed irrevocably and unconditionally to have purchased and received from the Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto (each, a “Letter of Credit Participation”), pro rata based on such Letter of Credit Participant’s Revolving Credit Commitment Percentage without regard to the Class of the Revolving Credit Commitments held by such Lender, and any security therefor or guaranty pertaining thereto (although Letter of Credit Fees will be paid directly to the Administrative Agent for the ratable account of the Letter of Credit Participants as provided in Section 4.1(c) and the Letter of Credit Participants shall have no right to receive any portion of any Fronting Fees).  On the Final Date for any Class of Revolving Credit Commitments, such participations of Revolving Credit Lenders under and in respect of such Class shall, notwithstanding whether any conditions specified in Section 7 are then satisfied, be automatically reallocated to the then remaining Revolving Credit Lenders pro rata based on each such Lender’s Revolving Credit Commitment Percentage after giving effect to such Final Date.”

(aa)         Section 3.3(c) of the Credit Agreement is amended by adding the following sentence at the end thereof:

“For the avoidance of doubt, all distributions under this Section 3.3(c) shall be made to each Lender with a Revolving Credit Commitments pro rata based on each such Lender’s Revolving Credit Commitment Percentage without regard to the Class of the Revolving Credit Commitments held by such Lender.”

(bb)         Section 3.4(a) of the Credit Agreement is hereby replaced in its entirety as follows:

“(a) The Borrower hereby agrees to reimburse the Letter of Credit Issuer, by making payment to the Administrative Agent for the account of the Letter of Credit Issuer in immediately available funds, for any payment or disbursement made by the Letter of Credit Issuer under any Letter of Credit issued by it (each such amount so paid until reimbursed, an

“Unpaid Drawing”) (i) within one Business Day of the date of such payment or disbursement, if the Letter of Credit Issuer provides notice to the Borrower of such payment or disbursement prior to 10:00 a.m. (New York time) on such next succeeding Business Day after the date of such payment or disbursement or (ii) if such notice is received after such time, on the Business Day following the date of receipt of such notice (such required date for reimbursement under clause (i) or (ii), as applicable, the “Required Reimbursement Date”), with interest on the amount so paid or disbursed by such Letter of Credit Issuer, (A) from and including the date of such payment or disbursement to but excluding the Required Reimbursement Date, at the per annum rate for each day equal to (x) the Applicable Eurodollar Margin applicable to 2013 Revolving Credit Loans then in effect times (y) the amount of such Unpaid Drawing, and (B) to the extent not reimbursed prior to 5:00 p.m. (New York time) on the Required Reimbursement Date, from and including the Required Reimbursement Date to but excluding the date such Letter of Credit Issuer is reimbursed therefor, at a rate per annum that shall at all times be the relevant Applicable ABR Margin applicable to 2013 Revolving Credit Loans plus the ABR as in effect from time to time plus 2%; provided, that, notwithstanding anything contained in this Agreement to the contrary, with respect to any Letter of Credit, (i) unless the Borrower shall have notified the Administrative Agent and the Letter of Credit Issuer prior to 10:00 a.m. (New York time) on the Required Reimbursement Date that the Borrower intends to reimburse the Letter of Credit Issuer for the amount of such drawing with funds other than the proceeds of Revolving Credit Loans, the Borrower shall be deemed to have given a Notice of Borrowing requesting that the Lenders with Revolving Credit Commitments make Revolving Credit Loans (which shall be ABR Loans) on the date on which such drawing is honored in an amount equal to the amount of such drawing, and (ii) the Administrative Agent shall promptly notify each Letter of Credit Participant of such drawing and the amount of its Revolving Credit Loan to be made in respect thereof, and each Letter of Credit Participant shall be irrevocably obligated to make a Revolving Credit Loan to the Borrower in the manner deemed to have been requested in the amount of its Revolving Credit Commitment Percentage of the applicable Unpaid Drawing by 1:00 p.m. (New York time) on such Business Day by making the amount of such Revolving Credit Loan available to the Administrative Agent.  Such Revolving Credit Loans shall be made without regard to the Minimum Borrowing Amount.  The Administrative Agent shall use the proceeds of such Revolving Credit Loans solely for purpose of reimbursing the Letter of Credit Issuer for the related Unpaid Drawing.   For the avoidance of doubt, all borrowings of Revolving Credit Loans under this Section 3.4(a) shall be made by each Lender with a Revolving Credit Commitments pro rata based on each such Lender’s Revolving Credit Commitment Percentage without regard to the Class of the Revolving Credit Commitments held by such Lender.”

(cc)         Section 4.1(a) of the Credit Agreement is hereby replaced in its entirety as follows:

“(a) (i) The Borrower agrees to pay to the Administrative Agent for the account of each 2011 Revolving Credit Lender for the period from the Closing Date to and excluding the 2011 Final Date, a commitment fee which shall accrue at percentage per annum set forth below of the daily average unused portion of the 2011 Revolving Credit Commitment of such Lender (which, for purposes of this Section 4.1 only, shall not include the incurrence of Swingline Loans) based upon the Status in effect on such date, and which shall be payable quarterly in arrears on the last day of each March, June, September and December and on the 2011 Final Date.

Status	Applicable Revolving Commitment Fee Percentage
Level I	0.50%
Level II	0.375%

(ii) The Borrower agrees to pay to the Administrative Agent for the account of each 2013 Revolving Credit Lender, (A) for the period from the Closing Date to and excluding the 2010 Revolving Credit Extension Effective Date, a commitment fee which shall accrue at percentage per annum set forth below of the daily average unused portion of the 2013 Revolving Credit Commitment of such Lender (which, for purposes of this Section 4.1 only, shall not include the incurrence of Swingline Loans) based upon the Status in effect on such date, and which shall be payable quarterly in arrears on the last day of each March, June, September and December.

Status	Applicable Revolving Commitment Fee Percentage
Level I	0.50%
Level II	0.375%

and (B) for the period from and including the 2010 Revolving Credit Extension Effective Date to but excluding the 2013 Final Date, a commitment fee which shall accrue at 0.75% per annum of the daily average unused portion of the 2013 Revolving Credit Commitment of such Lender (which, for purposes of this Section 4.1 only, shall not include the incurrence of Swingline Loans), and which shall be payable quarterly in arrears on the last day of each March, June, September and December and on the 2013 Final Date.”

(dd)         The last sentence of Section 4.1(b) of the Credit Agreement is hereby replaced in its entirety as follows:

“The Fronting Fee shall be due and payable quarterly in arrears on the last day of each March, June, September and December and on the 2013 Final Date.”

(ee)         Section 4.1(c) of the Credit Agreement is hereby replaced in its entirety as follows:

“(c) (i) The Borrower agrees to pay to the Administrative Agent for the account of each 2011 Revolving Credit Lender, pro rata according to the Letter of Credit Exposure of such Lender, a fee in respect of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit to but excluding the termination or expiration date of such Letter of Credit, computed at the per annum rate for each day equal to the product of (x) the Applicable Eurodollar Margin then in effect for 2011 Revolving Credit Loans the and (y) the product of (A) the average daily Stated Amount under such Letter of Credit and (B) the quotient obtained by dividing (I) the aggregate amount of 2011 Revolving Credit Commitments by (II) the sum of the 2011 Revolving Credit Commitments and the 2013 Revolving Credit Commitments.  The Letter of Credit Fee shall be payable quarterly in arrears on the last day of each March, June, September and December and on the 2011 Final Date.

(ii) The Borrower agrees to pay to the Administrative Agent for the account of each 2013 Revolving Credit Lender, pro rata according to the Letter of Credit Exposure of such Lender, a fee in respect of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit to but excluding the termination or expiration date of such Letter of Credit, computed at the per annum rate for each day equal to the product of (x) the Applicable Eurodollar Margin then in effect for 2013 Revolving Credit Loans the and (y) the product of (A) the average daily Stated Amount under such Letter of Credit and (B) the quotient obtained by dividing (I) the aggregate amount of 2013 Revolving Credit Commitments by (II) the sum of the 2011 Revolving Credit Commitments and the 2013 Revolving Credit Commitments.  The Letter of Credit Fee shall be payable quarterly in arrears on the last day of each March, June, September and December and on the 2013 Final Date.”

(ff)           Section 4.3(b) of the Credit Agreement is hereby replaced in its entirety as follows:

“(b) (i) The Total 2011 Revolving Credit Commitment shall terminate at 5:00 p.m. (New York time) on the 2011 Revolving Credit Maturity Date and (ii) the Total 2013 Revolving Credit Commitment shall terminate at 5:00 p.m. (New York time) on the 2013 Revolving Credit Maturity Date.”

(gg)         Section 5.2(e)(i) is hereby amended by adding the following sentence at the end thereof:

“For the avoidance of doubt, the amount of any prepayment of Revolving Credit Loans shall be shall be allocated among the  Revolving Credit Loans of each Lender pro rata based on each such Lender’s Revolving Credit Commitment Percentage without regard to the Class of the Revolving Credit Commitments held by such Lender.”

(hh)         Section 5.2(e)(ii) is hereby amended as follows:

(i) by deleting each instance of “Revolving Credit Maturity Date” therein and substituting therefor “2013 Revolving Credit Maturity Date”; and

(ii) by adding the following sentence at the end thereof:

“For the avoidance of doubt, prior to the 2011 Final Date, subject to the foregoing provisions of this Section 5.2(e)(ii), reductions and terminations of Revolving Credit Commitments may be allocated with regard to the Class of the Revolving Credit Commitments held by such Lender.”

Section 4                Representations and Warranties, No Default.  Each Credit Party represents and warrants to the Lenders as of the date hereof and as of the date of effectiveness of this Agreement:

(a)           Each Credit Party is a duly organized and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to execute, delivery and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.  Each Credit Party has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(b)           The execution, delivery and performance by each Credit Party of this Agreement will not (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any of the Borrower or any of the Restricted Subsidiaries pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which Holdings, the Borrower or any of their Restricted Subsidiaries is a party or by which it or any of their property or assets is bound, or (c) violate any provision of the certificate of incorporation, By-Laws or other constitutional documents of Holdings, the Borrower or any of their Restricted Subsidiaries.

(c)           The representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as if made on the date hereof and the date of effectiveness of this Agreement, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

(d)           At the time of the Borrower’s request for the Incremental Revolving Credit Increases referred to in the second recital hereto and at the time of and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

Section 5                Reaffirmation. Each of the Credit Parties, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Agreement, the Credit Documents continue to be in full force and effect, (b) affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Credit Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement, as amended hereby, and the other Credit Documents and (c) affirms and confirms that all the representations and warranties made by or relating to it contained in the Credit Agreement, as amended hereby, and the other Credit Documents are true and correct in all material respects on and as of both the 2010 Revolving Credit Increase Effective Date and 2010 Revolving Credit Extension Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

Section 6                Conditions to Effectiveness of the 2010 Revolving Credit Increase.  The 2010 Revolving Credit Increase shall become effective as of the date (the “2010 Revolving Credit Increase Effective Date”) that each of the following conditions precedent shall have been satisfied:

(a)           The Administrative Agent shall have receive duly executed counterparts of this Agreement that, when taken together, bear the signatures of Holdings, the Borrower, each Incremental Revolving Credit Commitment Increase Lender agreeing to provide such Incremental Revolving Credit Commitment Increase and the Administrative Agent.

(b)           No Default or Event of Default shall have occurred and be continuing.

(c)           All representations and warranties made by any Credit Party contained in this Agreement or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(d)           Payment from the Borrower of an upfront fee payable in Dollars for the account of each Incremental Revolving Credit Commitment Increase Lender providing an Incremental Revolving Credit Commitment Increase hereunder in an amount equal to 1.00% of the aggregate principal amount of such Incremental Revolving Credit Commitment Increase Lender’s Incremental Revolving Credit Commitment Increase.  This fee shall be payable in immediately available funds on the 2010 Revolving Credit Increase Effective Date and shall be in addition to any fee payable for the account of any Lender pursuant to Section 7(c) hereof.  Once paid, this fee shall not be refundable.

(e)           The Administrative Agent shall have received such legal opinions, board resolutions and other closing certificates and documentation from or relating to the Company and the other Credit Parties as it shall reasonably require.

(f)            Each of the conditions set forth in Section 7 of the Credit Agreement (with all references to “the date of such Credit Event” or similar language being deemed to refer to the 2010 Revolving Credit Increase Effective Date) shall be satisfied.

Section 7                Conditions to Effectiveness of the 2010 Revolving Credit Extension. The 2010 Revolving Credit Extension shall become effective as of the date (the “2010 Revolving Credit Extension Effective Date”) that each of the following conditions precedent shall have been satisfied:

(a)           The 2010 Revolving Credit Increase Effective Date shall have occurred.

(b)           The Administrative Agent shall have receive duly executed counterparts of this Agreement that, when taken together, bear the signatures of each of the Credit Parties, the Administrative Agent, and each 2013 Revolving Credit Lender.

(c)           Payment from the Borrower of an upfront fee payable in Dollars for the account of each 2013 Extending Lender in an amount equal to 0.50% of the aggregate principal amount of such 2013 Extending Lender’s Revolving Credit Commitments exchanged for 2013 Revolving Credit Commitments.  This fee shall be payable in immediately available funds on the 2010 Revolving Credit Extension Effective Date and shall be in addition to any fee payable for the account of any Lender pursuant to Section 6(d) hereof.  Once paid, this fee shall not be refundable.

(d)           The Administrative Agent shall have received such legal opinions, board resolutions and other closing certificates and documentation from or relating to the Company and the other Credit Parties as it shall reasonably require.

Section 8                Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 9                Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 10              Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 11              Effect of Agreement.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents.  From and after the effective date of this Amendment, all references to the Credit Agreement in any Credit Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

LPL INVESTMENT HOLDINGS, INC.

By:	/s/ Robert J. Moore
Name: Robert J. Moore
Title: Chief Financial Officer

LPL HOLDINGS, INC., as the Borrower

By:	/s/ Robert J. Moore
Name: Robert J. Moore
Title: Chief Financial Officer

INDEPENDENT ADVISERS GROUP CORPORATION

By:	/s/ Robert J. Moore
Name: Robert J. Moore
Title: Chief Financial Officer

GLENOAK, LLC

By:	/s/ Robert J. Moore
Name: Robert J. Moore
Title: Chief Financial Officer

LPL INSURANCE ASSOCIATES, INC.

By:	/s/ Stephanie L. Brown
Name: Stephanie L. Brown
Title: Secretary

LPL INDEPENDENT ADVISOR SERVICES GROUP, LLC

By:	/s/ Robert J. Moore
Name: Robert J. Moore
Title: Vice President & Treasurer

[Signature Page to LPL Incremental and Extension Agreement]

ASSOCIATED FINANCIAL GROUP, INC.

By:	/s/ Chad D. Perry
Name: Chad D. Perry
Title: Secretary

ASSOCIATED PLANNERS INVESTMENT ADVISORY, INC.

By:	/s/ Chad D. Perry
Name: Chad D. Perry
Title: Secretary

[Signature Page to LPL Incremental and Extension Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Letter of Credit Issuer and Swingline Lender

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Vice President

MORGAN STANLEY & CO., as Collateral Agent

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Executive Director

[Signature Page to LPL Incremental and Extension Agreement]